UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The descriptions of the Davis Employment Agreement and the Ondreko Consulting Agreement are incorporated by reference from Item 5.02 below into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As described below under Item 5.02, the employment agreement of Roger Ondreko with the Company dated as of April 29, 2014 was terminated in connection his resignation as Chief Financial Officer of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 14, 2016, the board of directors (the “Board”) of Synthesis Energy Systems, Inc. (the “Company”) appointed Scott Davis, currently serving as the Corporate Controller of the Company, as the Chief Accounting Officer of the Company, Corporate Secretary, as well as principal accounting officer. In addition, Roger Ondreko, the Company’s Chief Financial Officer and principal financial officer, and who previously served as principal accounting officer and Corporate Secretary, will resign from the Company as of November 4, 2016, but will continue to work with the Company until such date and then thereafter will serve as a consultant to the Company, as described below. After Mr. Ondreko’s departure, Mr. Davis will also assume the role of principal principal financial officer.

Mr. Davis, age 38, has served as Corporate Controller of the Company since May 2016. Mr. Davis joined the Company in May 2016 as the Corporate Controller and has over 15 years of accounting and finance experience. Prior to joining the Company, Mr. Davis was a Senior Manager of External Reporting, Account Research and Policy for Noble Corporation, plc, an offshore drilling company. Mr. Davis spent over six years with Noble Corporation plc with increasing levels of responsibility. Prior to joining Noble Corporation plc, Mr. Davis worked for UHY LLP in its audit and assurance service group where he worked for over three years with increasing levels of responsibility. Mr. Davis holds a B.B.A and a B.A. from Southern Methodist University in Accounting and Political Science, respectively. In addition, Mr. Davis holds a J.D. from Houston College of Law. Mr. Davis is a Certified Public Accountant and licensed attorney in the State of Texas.

In connection with his appointment as Corporate Controller in May 2016, Mr. Davis had entered into an employment letter with the Company, which was amended effective October 14, 2016 in connection with his appointment as Chief Accounting Officer (as amended, the “Davis Employment Letter”). Under the amended agreement, he is entitled to receive an annual base salary of $200,000 and a performance bonus targeted in the discretion of the Compensation Committee of the Board. Mr. Davis’s salary is subject to increase in the discretion of the Board. In connection with his appointment, Mr. Davis also received a grant of restricted stock to acquire 47,619 shares of the Company’s common stock vesting in four equal annual installments with the first vesting occurring on the first anniversary of the date of the amended agreement. The letter also includes non-competition, non-solicitation and confidentiality covenants on Mr. Davis. In connection with his appointment as Chief Accounting Officer, Mr. Davis also entered into the Company’s standard form of indemnification agreement for directors and executive officers.

In connection with his resignation, Mr. Ondreko’s employment agreement with the Company dated April 29, 2014 will be terminated effective as of November 4, 2016, subject to the continued enforcement of the provisions relating to non-competition, non-solicitation and confidentiality. In connection with his resignation, Mr. Ondreko and the Company will enter into a consulting agreement dated effective November 4, 2016 (the “Ondreko Consulting Agreement”), pursuant to which he receives $10,000 per month for a minimum of 20 hours per week. The term of the Ondreko Consulting Agreement is six months.

The foregoing description of the Davis Employment Letter and the Ondreko Consulting Agreement are qualified in their entirety by reference to the full text of the Davis Employment Letter and the Ondreko Consulting Agreement which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.4. A copy of Mr. Ondreko’s existing employment agreement is also filed with this Current Report on Form 8-K as Exhibit 10.3.

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

On October 17, 2016, the Company presented at the Gasification & Syngas Technologies Conference in Vancouver, British Columbia, Canada. A copy of the presentation materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is also available on the Company’s website as www.synthesisenergy.com.

Item 8.01 Other Events

On October 19, 2016, the Company issued a press release announcing the execution of an agreement to relocate the ZZ Joint Venture to the Zouwu Industrial Park.

Item 9.01 Financial Statements and Exhibits.

Exhibits

*10.1 Employment Letter between the Company and Scott Davis dated April 19, 2016.

*10.2 Amendment to Employment Letter between the Company and Scott Davis dated October 14, 2016.

10.3 Employment Letter between the Company and Roger Ondreko dated April 29, 2014 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 5, 2014).

*10.4 Consulting Agreement between the Company and Roger Ondreko dated October 14, 2016.

10.5 Form of Indemnification Agreement between the Company and its officers and directors (incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007).

**99.1 Corporate presentation – October 2016.

*99.2 Press release dated October 19, 2016.

* Filed herewith.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: October 19, 2016	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer

Exhibit Index

*10.1	Employment Letter between the Company and Scott Davis dated April 19, 2016.

*10.2	Amendment to Employment Letter between the Company and Scott Davis dated October 14, 2016.

10.3	Employment Letter between the Company and Roger Ondreko dated April 29, 2014 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 5, 2014).

*10.4	Consulting Agreement between the Company and Roger Ondreko dated October 14, 2016.

10.5	Form of Indemnification Agreement between the Company and its officers and directors (incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007).

**99.1	Corporate presentation – October 2016.

*99.2	Press release dated October 19, 2016.

* Filed herewith.

** Furnished herewith.